Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Notes to Financial Statements
Note 12 - Subsequent Events	We have evaluated subsequent events through the date of issuance of the financial statements, and did not have any material recognizable subsequent events.

On February 15, 2013, the Company issued a 12% promissory note, due in sixty days for $45,000. Additionally, the note holder will be issued 2,500,000 shares of common stock. The note holder has the right to convert at any time, the unpaid principal for $.01 per share. The Note Holder is an existing shareholder of the company.

On February 28, 2013 the Company issued two 12% promissory notes for $100,000 each, due in sixty days, to two independent third parties. Each of the note holders has the right to convert, at any time, the unpaid principal balance for $.01 per share.